PROMISSORY NOTE


         For consideration received, Coaching Institute Inc, 112 West Business Park Drive, Draper, UT 84020 (Borrower) agrees to pay Lona J. Hendricks (Lender) according to the following terms:


         Principal amount:                    $50,000

         Annualized Interest Rate:            9.75%

         Term:                                1 year

         Payment Terms:                       Monthly payments of interest only
                                              with balloon payment due on or
                                              before month 12.

         Date of Loan:                        July 1,1999


         This promissory note is secured by the general credit of Coaching Institute, Inc., and at the option of the Lender, a security interest may be filed securing the loan with the assets of the borrower.



          /s/Craig R. Hendricks                        /s/Lona J. Hendricks
          ---------------------                        --------------------
          Coaching Institute, Inc.                     Lender
          Borrower